Exhibit 99.1

White Mountains Insurance Group, Ltd. Annual Investor Meeting June 13, 2012

2 Forward-Looking Statements This presentation contains, and management may make, certain statements that are not historical facts but that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this presentation which address activities, events or developments which White Mountains expects or anticipates will or may occur in the future are forward-looking statements. Please see our discussion on page 90 of our 2011 report on Form 10-K and on page 99 of OneBeacon’s 2011 report on Form 10-K for a more detailed discussion of the types of expressions that may identify forward-looking statements. Such statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we provide the following cautionary remarks regarding important risks and uncertainties which, among others, could cause our actual results to differ materially from our expectations, including those reflected in our forward-looking statements. These risks and uncertainties include, but are not limited to: (i) the risks associated with Item 1A of the Company’s and OneBeacon’s 2011 reports on Form 10-K and the Company’s March 31, 2012 Form 10-Q; (ii) claims arising out of catastrophic events, such as hurricanes, earthquakes, floods or terrorist attacks; (iii) the continued availability of capital and financing; (iv) general economic, market or business conditions; (v) business opportunities (or lack thereof) that may be presented to us and pursued; (vi) competitive forces, including the conduct of other property and casualty insurers and reinsurers; (vii) changes in domestic or foreign laws or regulations, or their interpretation, applicable to us, our competitors or our clients; (viii) an economic downturn or other economic conditions adversely affecting our financial position; (ix) recorded loss reserves subsequently proving to have been inadequate; (x) actions taken by rating agencies from time to time, such as financial strength or credit ratings downgrades or placing ratings on negative watch; and (xi) other factors, most of which are beyond our control. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary remarks, and the results or developments that we anticipate may not be realized or, even if substantially realized, there is no assurance that they will have the expected consequences to, or effects on, us or our business or operations. Our forward-looking statements speak only as of the date of this presentation and we assume no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures Within this presentation, we use certain non-GAAP financial measures which are identified with a “NGM” designation. Please see the appendix at the end of the presentation for an explanation of each such non-GAAP financial measure and a reconciliation of the measure to its most closely comparable GAAP financial measure. An electronic copy of this presentation can be found at our website: www.whitemountains.com

3 White Mountains Annual Investor Meeting Ray Barrette: Introduction & highlights Track record Michael Miller: OneBeacon Allan Waters: Sirius Group Manning Rountree / David Linker: Investment portfolio & performance David Foy: WTM Life Re Symetra Capital position Ray Barrette: Capital deployment opportunities Final comments and Q&A

Solid Performance in All Businesses 2011: ABVPSNGM finished at $542, up 23% for the year, including dividends $89 per share gain on sale of Esurance to Allstate (closed in 4Q11) $17 per share gain on write-up of overseas deferred tax assets Sirius Group outperformed most peers with 100% GAAP CR in a year of significant global cat activity completed internal reorganization, rebranding and upstreaming of capital in 4Q11 OneBeacon solid specialty underwriting results and premium growth runoff still a drag Acceptable investment returns in a tough environment Repurchased 647,000 shares for $253 million, 72% of 12/31/11 ABVPSNGM 4

Solid Performance in All Businesses

1Q12:

- ABVPS[NGM] finished at $565, up 4.5%, including dividends
  - good underwriting results at OneBeacon and Sirius Group in a light catastrophe quarter
  - solid investment results and currency gains
  - repurchased 974,000 shares for $484 million, 88% of 3/31/12 ABVPS[NGM]

2Q12:

- Equity pullback and currency losses

2010/2012: Re-made the company

- Sale of Esurance/AFI
- Sale of personal, commercial and AutoOne at OneBeacon ➔ focused specialty
- Consolidation of reinsurance under Sirius
- Half of our equity capital is undeployed and resides mostly at the holding company
- Capital deployment is major focus going forward

White Mountains

5

6 Our Track Record 1 year 3 year 5 year 10 year Since IPO WTM growth in ABVPSNGM 27% 17% 7% 11% 16% S&P 500 8% 23% 2% 4% 9% Note: IRR through 1Q12 (dividends not reinvested)

7 Track Record of Our Major Businesses * 11% IRR at book value; 12% when excluding 4Q11 accounting writedown IRR @ Book Value S&P 500 Esurance (2000)/AFI (2008) 10% 2% OneBeacon (2001) 14% 3% Sirius Group (1996) 10% 6% Symetra (2004) 11-12% * 5% WTM Life Re (2006) -$340 M Note: IRR through 1Q12 (dividends not reinvested)

OneBeacon 8

OneBeacon - 14% IRR on Investment Since 2001 9 $ in billions - $2 - $1 $0 $1 $2 $3 $4 cumulative distributions to WTM WTM equity capital committed cost net of cumulative distributions 1-Jun 2001 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 1Q12

OneBeacon Results – Transformation to Specialty ($ in millions) 10 AutoOne results for 2001 through 2006 are included and presented as historically reported. In 2011, AutoOne was reclassified to discontinued operations; results for 2007 through 2011 are excluded and presented as reported in 2011. 60% 70% 80% 90% 100% 110% 120% 130% $ - $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 combined ratio net written premium Specialty Insurance Operations OneBeacon Insurance Group Specialty GAAP Combined Ratio OneBeacon GAAP Combined Ratio

OneBeacon – 2011 Highlights BVPS finished at $11.56, up 3% for the year, including dividends Specialty businesses continued growth and solid underwriting Runoff operations continued shrink Capital position right sized Solid reserve position 11

OneBeacon – 2012 Outlook 1Q12: BVPS finished at $11.93, up 5%, including dividends, for 94% combined ratio Total return on investments of 2% Sale of an unused Luxembourg subsidiary to WTM for a $14 million gain Maintain strong capital position Refinance Senior Notes maturing May 2013 Runoff – continue to manage through dedicated team while exploring alternatives Specialty– maintain underwriting discipline while leveraging growth opportunities 89% combined ratio and 17% premium growth in 1Q12 -Added Specialty Program Group in 1Q12 - All businesses are well positioned to take advantage of improving conditions 12

Sirius Group 13

Sirius Group - 10% IRR on Investment Since 1996 14 $ in billions

15 Sirius Group - Strong Results 2011: 100% combined ratio - $218 million of catastrophe losses Worst global catastrophe economic loss year on record Outperformed most peers Gross written premiums grew 5% to $1,128 million Loss reserves developed favorably by $47 million Reorganized and rebranded operations Launched Lloyd’s Sirius Syndicate 1945 $594 million of capital returned to WTM; $1.9 billion since 1/1/2007 1Q12: 84% combined ratio No significant catastrophe losses Gross written premiums increased 5% to $464 million

Sirius Group - Profitable Underwriting 16

17 Sirius International - Long Term Outperformance Combined Ratio 60% 70% 80% 90% 100% 110% 120% 130% 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Sirius International Parent Reinsurance Industry Sirius Average (2004-2011) Industry Average (2004-2011) Sources for Industry results: S&P: Global Reports 1993-2010. 2011 is a mid-point estimate from a published S&P range.

18 Sirius International - Long-Term Client Partnerships GWP % of total Over 20 years $301 36% 10-20 years 230 27% Less than 10 years 310 37% $841 100% ($ in millions)

19 Sirius Group - Short-Tail Property/Specialty Book Gross Written Premiums 2009 2010 2011 1Q12 TTM Property $ 550 $ 558 $ 543 $ 565 Accident & Health 218 247 295 311 Trade Credit 24 71 99 100 Aviation 79 83 81 77 Other 92 89 93 84 Ongoing 963 1,048 1,111 1,138 US Casualty 34 31 17 11 Total segment $ 997 $ 1,079 $ 1,128 $ 1,149 ($ in millions)

20 Sirius Group - 2012 Outlook Property rates moving in the right direction Global cat activity & RMS v 11.0 wind model changes Accident & health results improving as cancelled accounts runoff Trade credit still favorable – clients responding appropriately to Euro crisis Aviation remains competitive Industry capital & capacity still robust Property pricing momentum may slow next year absent large losses

Investments 21

WTM Approach to Investments Invest for total return Policyholder funds invested conservatively Fixed income portfolio is short, safe and sound Shareholder funds invested more aggressively Equity exposureNGM is 42% at 1Q12 Includes common stocks, convertibles, high yield bonds, alternatives, affiliates Generally value-oriented Non-USD exposures at Sirius Group managed carefully Assets and liabilities matched by currency Capital invested “neutrally”; no large directional bets 22

23 Good Long-Term Track Record 1Q12 1 year 5 year 10 year Total portfolio return NGM 2.3% 2.2% 3.0% 5.3% 10 Year CMT -2.6% 15.4% 7.6% 6.2% Conventional Wisdom Benchmark 2.1% 7.1% 5.7% 5.5% Total fixed income return NGM, x- currency 1.0% 3.4% 4.2% 4.7% Barclays Intermediate Aggregate 0.7% 6.0% 6.1% 5.4% Total equities return NGM 5.6% -2.0% -0.8% 10.2% S&P 500 12.6% 2.1% -0.3% 2.9% portfolio returns (periods ending 12/31/11)

24 Equity ExposureNGM at Comfortable Levels; Adding Opportunistically ($ in billions) $3.1 $3.1 $1.6 $1.4 $1.6 $1.5 $1.7 58% 71% 48% 36% 42% 36% 42% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 2007 2Q 2008 PF 2008 2009 2010 2011 1Q12 common equities, convertibles, high yield, alternatives & affiliated, collectively "Equity Exposure" Equity Exposure as a % of adjusted shareholders' equity plus OneBeacon noncontrolling interest

25 Non-USD Exposure Down Meaningfully ($ in millions) 1Q11 1Q12 Currency gross net gross net SEK 776 $ 286 $ 517 $ 87 $ EUR 450 240 236 68 GBP 111 97 100 84 others 275 60 324 59 total 1,612 $ 683 $ 1,177 $ 298 $ as a % of adjusted book value NGM 19% 8%

26 Fixed Income PortfolioNGM fixed income portfolio NGM allocation: 2011 1Q12 agency RMBS 21% 11% agency CMBS 9% 15% corporates 30% 38% non-agency RMBS 5% 6% u.s. & foreign govt's 12% 14% short-term & other 23% 16% 100% 100% fixed income portfolio NGM ($ billions) 7.1 $ 6.1 $ credit quality AA- AA- duration 2.2 2.8

WTM Life Re, Symetra and Capital 27

Reported $27 million loss in 2011 Primarily due to more conservative liability assumptions Downside surrender risk now limited to $10 million Significantly reduced the downside risk over the past few years Reported $7 million loss in 1Q12 due to high volatility Expect to lose $4-5 million per quarter going forward Runoff will be complete in 2016 WTM Life Re - Runoff 28 ($ in millions) 12/31/08 12/31/09 12/31/10 12/31/11 Down market shock $98 $53 $53 $34 Up market shock 35 23 21 32

In 2011, despite record low interest rates, adjusted book valueNGM grew 10% including dividends WTM took an impairment on its common stock position at a cost of $6 per share First quarter results continued to be solid IRR to date is 11-12% (8% at market) versus S&P return of 5% and S&P Financials return of -4% 29 Symetra

30 Consolidated Capitalization ($ in millions) 12/31/09 12/31/10 12/31/11 3/31/12 Total debt 1,051 $ 819 $ 678 $ 677 $ Noncontrolling interest - SIG pref. shares 250 250 250 250 Noncontrolling interest - OneBeacon 351 295 273 282 Adjusted shareholders' equity NGM 3,666 3,595 4,088 3,720 Total adjusted capital NGM 5,318 $ 4,959 $ 5,289 $ 4,929 $ 356 379 370 383 Debt to total adjusted capital 20% 17% 13% 14% Debt and preferred to total adjusted capital 24% 22% 18% 19% Debt and preferred to total adjusted capital incl. DTL on safety reserve 23% 20% 16% 17%

Capital Management In 2011, repurchased approximately $250 million of shares at avg. of $391 per share (72% of ABVPSNGM) In 1Q12, repurchased just under $500 million of shares at avg. of $497 per share (88% of ABVPSNGM) Since beginning of 2007, we have reduced our outstanding shares from 10.8 million shares to 6.6 million shares (39% of outstanding) Despite the significant activity we still had about $1.8 billion of undeployed capital at the end of the first quarter 31

Actively/Patiently Evaluating Capital Deployment Opportunities Share repurchases Market value per share remains at a meaningful discount to ABVPS Carefully grow our current businesses Optimize risk adjusted returns in investment portfolio Modestly increased equity allocation/diversification Build America Mutual De novo municipal bond insurer with $600 million of private capital Led by Bob Cochran and Seán McCarthy of FSA days Received indicative “AA” (stable) rating from S&P; NYDFS license at closing WTM lead investor with $200-400 million; a few major partners Likely 3Q12 launch Other M&A activity Actively reviewing many opportunities around the world 32

33 What to Expect Growth in adjusted book value per share Commitment to our operating principles Underwriting comes first Maintain a disciplined balance sheet Invest for total return Think like owners Capital management Opportunistic approach to the business

34 Wise Words Benjamin Graham “In the short run, the market is a voting machine, but in the long run it is a weighing machine.”

1 Appendix: Non-GAAP Financial Measures Adjusted book value and adjusted book value per share are non-GAAP measures that adjust White Mountains’ GAAP book value and GAAP book value per common share to exclude equity in net unrealized gains and losses from Symetra’s fixed maturity portfolio, net of applicable taxes. In addition, the number of common shares outstanding used in the calculation of adjusted book value per share is adjusted to exclude unearned shares of restricted stock the compensation cost of which, at the date of calculation, has yet to be amortized. Total portfolio return is a non-GAAP measure that adjusts White Mountains’ GAAP investment return to (i) include investment results of OneBeacon’s pension plan and the investment in Symetra (which, under GAAP, is accounted for as an investment in unconsolidated insurance affiliate), (ii) exclude the investment returns of reciprocal insurance exchanges, the impact of consolidation of certain limited partnerships consolidated under GAAP and the investment income resulting from interest credited on funds withheld by ceding companies, and (iii) reflect the impact of certain intra-portfolio reclassifications and the impact of time value weighting of capital flows when calculating investment returns. Equity exposure is a non-GAAP measure that adjusts White Mountains’ GAAP investment balances to (i) include the investments held in OneBeacon’s pension plan and the investment in Symetra (which, under GAAP, is accounted for as an investment in unconsolidated affiliate), (ii) exclude the impact of consolidation of certain limited partnerships consolidated under GAAP, and (iii) reflect the impact of certain intra-portfolio reclassifications and adjustments where management believes that alternative valuations are more accurate. Fixed income portfolio is a non-GAAP measure that adjusts White Mountains’ GAAP investment balances to (i) include investments held in OneBeacon’s pension plan, (ii) exclude the impact of consolidation of certain reciprocal insurance exchanges consolidated under GAAP and certain investments held as collateral at WM Life Re, and (iii) reflect the impact of unsettled investment trades and certain intra-portfolio reclassifications and adjustments where management believes that alternative valuations are more accurate. Adjusted book value of Symetra is a non-GAAP measure that adjusts Symetra’s GAAP common shareholders’ equity to exclude accumulated other comprehensive income (AOCI). AOCI, which is primarily composed of the net unrealized gains (losses) in Symetra’s fixed maturity portfolio, is a component of shareholders’ equity. As a life insurer, Symetra matches the duration of its fixed income investments to the duration of its insurance liabilities. As Symetra typically expects to hold its fixed maturities to maturity, Symetra does not expect to realize the unrealized gains (losses) that are included in the AOCI balance as of any particular date. Adjusted shareholders’ equity is a non-GAAP measure that adjusts White Mountains’ GAAP common shareholders’ equity to exclude White Mountains’ equity in net unrealized gains and losses from Symetra’s fixed maturity portfolio. Total adjusted capital is a non-GAAP measure that adjusts White Mountains’ GAAP total capital to include White Mountains’ noncontrolling interest in OneBeacon and to exclude White Mountains’ equity in net unrealized gains and losses from Symetra’s fixed maturity portfolio, net of applicable taxes. 2. 3. 4. 5. 6. 7.

2 Appendix: Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of adjusted book value per share to GAAP book value per share ($ millions, except per share amounts; shares in thousands) Numerator 12/31/10 3/31/11 12/31/11 3/31/12 GAAP common shareholders' equity $ 3,653 $ 3,595 $ 4,088 $ 3,719 benefits to be received from share obligations under employee stock option plans [1] - - - - book value per share, numerator 3,653 3,595 4,088 3,719 equity in net unrealized (gains) losses from Symetra's fixed maturity portfolio (58) (59) - 1 adjusted book value per share, numerator $ 3,595 $ 3,537 $ 4,088 $ 3,720 Denominator common shares outstanding 8,195 7,976 7,578 6,639 share obligations under employee stock option plans [1] - - - - GAAP book value per share, denominator 8,195 7,976 7,578 6,639 unearned restricted shares (37) (58) (38) (59) adjusted book value per share, denominator 8,158 7,918 7,540 6,580 GAAP book value per share $ 446 $ 451 $ 539 $ 560 adjusted book value per share $ 441 $ 447 $ 542 $ 565 [1] assumes conversion of in-the-money stock options

Appendix: Reconciliation of Non-GAAP Financial Measures

White Mountains Insurance Group, Ltd.

Reconciliation of investments - total portfolio return, total fixed income return and total equities return to GAAP returns

Investment Return Reconciliation - 1Q12

	GAAP Return	Adjusting Items	Total Portfolio Return	Return x-Currency
fixed income return	1.5%	0.0% [1]	1.5%	1.0%
equities return	4.8%	0.8% [2]	5.6%	n/a
total return	2.0%	0.3%	2.3%	n/a

[1] Difference primarily attributable to consolidation under GAAP of fixed income investments held by reciprocal insurance exchanges, exclusion of interest earned on funds held by ceding companies, the inclusion of OneBeacon's pension plan investments in GAAP return, and the impact of time value weighting of capital flows.

[2] Difference primarily attributable to consolidation of investments held by certain entities consolidated under GAAP, the inclusion of OneBeacon's pension plan investments, the treatment of Symetra common stock as investment in unconsolidated insurance affiliate under GAAP, and the impact of time value weighting of capital flows.

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4 Appendix: Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of investments - total portfolio return to GAAP return over 1 year, 5 year and 10 year periods GAAP Adjusting Total Portfolio Return Items Return 1 year 2.9% -0.7% [1] 2.2% 5 year 3.0% 0.0% [1] 3.0% 10 year 5.0% 0.3% [1] 5.3% [1] Difference primarily attributable to i) inclusion of investment results of OneBeacon's pension plan and certain investments that under GAAP are accounted for as investments in unconsolidated affiliates, ii) the exclusion of investment results of reciprocal insurance exchanges, iii) the impact of consolidation of certain limited partnerships consolidated under GAAP, iv) the inclusion of investment income resulting from interest credited on funds withheld by ceding companies, and v) the impact of time value weighting of capital flows when calculating investment returns.

5 Appendix: Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of equity exposure to GAAP equity investments ($ millions) 2007 2Q08 PF [1] 2008 2009 2010 2011 1Q12 GAAP common, convertible and alternative investments $ 2,645 $ 2,702 $ 1,278 $ 1,033 $ 1,246 $ 1,200 $ 1,328 GAAP investments in unconsolidated affiliates 406 289 117 345 390 275 295 Total GAAP equity investments 3,051 2,991 1,395 1,378 1,636 1,475 1,623 pension investments 112 118 90 112 131 127 133 unwind consolidation of certain limited partnerships (73) (62) 3 (29) (67) (48) (60) investment reclassifications & valuations 49 (16) (42) (31) (12) (5) (8) affiliate investment adjustments (81) 31 164 9 (64) - 13 equity exposure $ 3,058 $ 3,062 $ 1,609 $ 1,439 $ 1,624 $ 1,549 $ 1,701 [1] Pro-forma to reflect Berkshire Exchange

6 Appendix: Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of fixed income portfolio to GAAP fixed income & short-term investments ($ millions) 2011 1Q12 Total GAAP fixed income & short-term investments $ 7,180 $ 6,289 unsettled trades (30) (89) pension investments 6 8 unwind GAAP consolidation of reciprocals (47) (53) collateral held @ Life Re (24) (19) investment reclassifications & valuations 3 - fixed income portfolio $ 7,088 $ 6,136

7 Appendix: Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of Symetra's adjusted book value to GAAP common shareholders' equity ($ millions, except per share amounts; shares in millions) 12/31/10 12/31/11 GAAP common shareholders' equity $ 2,381 $ 3,134 less: AOCI 433 1,014 adjusted book value $ 1,948 $ 2,121 dividends $ 32 growth, including dividends 10%

8 Appendix: Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of adjusted shareholders' equity and total adjusted capital to GAAP common shareholders' equity ($ millions) 12/31/09 12/31/10 12/31/11 3/31/12 GAAP common shareholders' equity $ 3,657 $ 3,653 $ 4,088 $ 3,719 equity in net unrealized (gains) losses from Symetra's fixed maturity portfolio 9 (58) - 1 adjusted shareholders' equity $ 3,666 $ 3,595 $ 4,088 $ 3,720 debt 1,051 819 678 677 noncontrolling interest - SIG preference shares 250 250 250 250 noncontrolling interest - OneBeacon 351 295 273 282 total adjusted capital $ 5,318 $ 4,959 $ 5,289 $ 4,929